    Exhibit 10.7

VESTIS CORPORATION DEFERRED COMPENSATION PLAN
(Effective as of April 28, 2025)
SECTION 1GENERAL
1.1.History, Purpose and Effective Date. Vestis Corporation (the “Company”) established the Vestis Corporation Deferred Compensation Plan (the “Plan”) effective as of January 1, 2024 to provide eligible executives of the Company and its affiliates and non-employee members of the Board with the opportunity to defer the payment of eligible compensation until a specified date or event in the future. Any provision of the Plan which provides for the distribution of shares of Common Stock shall be considered part of the Equity Plan. The Plan is hereby amended, restated and continued in the form of this document effective as of April 28, 2025 (the “Effective Date”).
1.2.Definitions.
(a)“Account Balance” shall mean, with respect to a Participant, a credit on the records of the Company equal to the sum of the balances in the Participant’s (a) Deferral Account, (b) Employee Equity Account, and (c) Director Equity Account, and any Subaccounts established thereunder. The Account Balance shall be a bookkeeping entry only and shall be used solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated beneficiary, pursuant to the Plan.
(b)“Accounts” of a Participant shall mean, as the context indicates, any or all of his or her Deferral Account, Employee Equity Account, and Director Equity Account, and any Subaccounts established by the Administrator thereunder. Without limiting the generality of the foregoing, separate annual Subaccounts shall be maintained under a Participant’s Account for the deferrals under the Plan for each Plan Year.
(c)“Administrator” shall mean the Committee or such other person or persons to whom the Committee has delegated its duties pursuant to Section 7.
(d)“Affiliate” shall mean any corporation or trade or business during any period which it is, along with the Company, a member of a controlled group of trades or businesses, as described in Sections 414(b) and 414(c), respectively, of the Code.
(e)“Annual Deferral Amount” shall mean that portion of a Participant’s Base Salary, Bonus, and Directors’ Fees that a Participant elects to have, and that is, deferred in accordance with Section 3, for any one Plan Year. In the event of a Participant’s Termination of Service prior to the end of a Plan Year, such year’s Annual Deferral Amount shall be the actual amount deferred prior to the Termination of Service.
(f)“Annual Installment Method” shall mean a method of payment that is an annual installment payment over the number of years (not to exceed ten (10) years) elected by the Participant in his or her Deferral Election, beginning on the Payment Start Date. Each annual installment under the Annual Installment Method shall be calculated as follows: The Participant’s Annual Subaccount Balance to which the Annual Installment Method applies shall be calculated as of the Payment Start Date and each anniversary thereof in the year in which the distribution is to be made. The annual installment with

    Exhibit 10.7

respect to an Annual Subaccount shall be calculated by multiplying this balance by a fraction, the numerator of which is one (1), and the denominator of which is the remaining number of annual payments due the Participant with respect to the Annual Subaccount for which the calculation is being made. By way of example, if the Participant elects a ten (10) year Annual Installment Method, the first payment shall be 1/10 of the Annual Subaccount Balance calculated as described in this definition. The following year, the payment shall be 1/9 of the Annual Subaccount Balance, calculated as described in this definition. The Annual Installment Method is not available with respect to payment of a Participant’s Employee Equity Account or Director Equity Account, as applicable.
(g)“Annual Subaccount Balance” shall mean, as of any date, with respect to each of a Participant’s Annual Subaccounts, the balance in the applicable Annual Subaccount as of the applicable date.
(h)“Annual Subaccounts” shall mean, with respect to a Participant for any Plan Year and as the context indicates, the Subaccounts established under the Participant’s Deferral Account, Employee Equity Account or Director Equity Account, in each case attributable to deferrals under the Plan for such Plan Year.
(i)“Base Salary” shall mean with respect to any Participant for any calendar year, the annual cash compensation relating to services performed by the Participant during such calendar year, whether or not paid in such calendar year and included on the Participant’s Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options or other equity-based compensation (including dividend equivalent units or dividends on restricted stock) or payments in connection with the sale, exchange or disposition of equity awards or equity-based awards, moving and relocation expenses, payments of accrued vacation or paid time off on termination of employment, incentive payments, tax equalization payments or other amounts attributable to tax-equalization packages, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee’s gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer or any Affiliate and shall be calculated to include amounts not otherwise included in the Participant’s gross income under Sections 125, 132(f), 402(e)(3), 402(h), or 403(b) of the Code pursuant to plans established by any Employer or any Affiliate; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the employee.
(j)“Board” shall mean the Board of Directors of the Company.
(k)“Bonus” shall mean, for any calendar year, any compensation, in addition to Base Salary, relating to services performed during such calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under any Employer’s annual bonus and cash incentive plan, excluding any award that constitutes an Employee Equity Award or any other equity or equity-based award. The Administrator, in its discretion, may permit the deferral of other bonus amounts, including sign-on bonuses, in

    Exhibit 10.7

accordance with rules and procedures established by the Administrator, in which case such bonuses would be treated as a “Bonus” for purposes of the Plan.
(l)“Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.
(m)“Committee” shall mean the Compensation and Human Resources Committee of the Board.
(n)“Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).
(o)“Company” shall mean Vestis Corporation, a Delaware corporation, and any successor to all or substantially all of the Company’s assets or business.
(p)“Conversion Equity Award” shall mean a Director Equity Award that is granted to a Participant who is a Non-Employee Director pursuant to the Non-Employee Director’s election to receive Stock Units or similar awards in lieu of the Directors’ Fees that would otherwise have been paid to the Non-Employee Director for the same period.
(q)“Deferral Account” shall mean, with respect to a Participant, the Account established to reflect (a) the sum of all of a Participant’s Annual Deferral Amounts deferred under the Plan in accordance with Section 3, plus (b) amounts credited in accordance with all the applicable crediting provisions of the Plan that relate to the Participant’s Deferral Account, less (c) all distributions made to the Participant or his or her beneficiary pursuant to the Plan that relate to his or her Deferral Account.
(r)“Deferral Election” for any Plan Year shall mean, as the context indicates, a Participant’s election to defer payment or settlement of Annual Deferral Amounts, Employee Equity Awards and Director Equity Awards under the Plan for the applicable Plan Year in accordance with the terms and condition of the Plan. A Non-Employee Director’s election to receive a Conversion Equity Award in lieu of Directors’ Fees shall be treated as a Deferral Election under the Plan with respect to the Directors’ Fees that would otherwise be payable to the Non-Employee Director for the applicable Plan Year in cash in the absence of the election to receive a Conversion Equity Award and any such election shall be made in accordance with the terms and conditions of the Plan. A Deferral Election shall also include an Initial Deferral Election and a Performance Deferral Election. A Deferral Election for any period shall be made in such form at such time as determined by the Administrator in accordance with the terms of the Plan and, to the extent applicable and as permitted under the terms of the Plan, shall specify the Payment Start Date and the form of payment. A Deferral Election shall be irrevocable on the date determined by the Administrator but in no event after the last day of the Plan Year prior to the Plan Year to which it relates; provided, however, that (i) an Initial Deferral Election shall be irrevocable no later than the date on which it is submitted by the Participant and accepted by the Administrator in accordance with the terms of the Plan and (ii) a Performance Deferral Election shall be irrevocable no later than the date is six (6) months prior to the end of the applicable performance period to which it relates. In the event that a Deferral Election relates to Fiscal Year Compensation, the foregoing provisions (and any related provisions of the Plan) shall be applied on the basis of the applicable fiscal year rather than the Plan Year.

    Exhibit 10.7

(s)“Director Equity Account” shall mean, with respect to a Participant, the Account established to reflect (a) the sum of all of a Participant’s Director Equity Awards (including Conversion Equity Awards) deferred under the Plan in accordance with Section 3 of the Plan, plus (b) amounts credited/debited in accordance with all the applicable crediting/debiting provisions of the Plan that relate to the Participant’s Director Equity Account, less (c) all distributions made to the Participant or his or her beneficiary pursuant to the Plan that relate to the Participant’s Director Equity Account. The Director Equity Account Balance shall be denominated in Stock Units.
(t)“Director Equity Award” shall mean, for any Plan Year, an award that has or will be made to a Participant under the Equity Plan as compensation for serving on the Board for such Plan Year and that is in the form of Stock Units or other similar awards. A Director Equity Award for purposes of the Plan shall not include stock options or stock appreciation rights. The Administrator may determine that only certain Director Equity Awards are eligible to be deferred under the Plan. Where applicable in the context, a Director Equity Award includes a Conversion Equity Award.
(u)“Directors’ Fees” shall mean, for any calendar year, the annual cash fees paid by the Company, including cash retainer fees and cash meetings fees, as compensation for serving on the Board for such calendar year.
(v)“Distribution Event” shall mean with respect to each Annual Subaccount, (i) the specified calendar year elected by the Participant in his or her Deferral Election, which year shall be a specified year that is at least three (3) years after the year in which the amount was deferred under the Plan and no later ten (10) years after the year in which the amount was deferred under the Plan or (ii) the Participant’s Termination of Service. If a Participant does not elect a Distribution Event in his or her Deferral Election, the Distribution Event shall be deemed to Termination of Service (and the Payment Start Date will be determined accordingly). The Distribution Event with respect to any amounts allocated to a Non-Employee Director’s Director Equity Account and attributable to a Conversion Equity Award shall be Termination of Service.
(w)“Dividend Equivalent Units” is defined in subsection 4.7.
(x)“Effective Date” is defined in subsection 1.1.
(y)“Eligible Employee” shall mean, for any Plan Year, an Employee who is determined by the Administrator to be a member of a select group of management and highly compensated employees of the Employers and who is selected by the Administrator for participation in the Plan.
(z)“Employee” shall mean a person who is an employee of any Employer and who is paid on a U.S. payroll.
(aa)“Employee Equity Account” shall mean, with respect to a Participant, the Account established to reflect (a) the sum of the Participant’s Employee Equity Awards deferred in accordance with Section 3 of the Plan, plus (b) amounts credited/debited in accordance with all the applicable crediting/debiting provisions of the Plan that relate to the Participant’s Employee Equity Account, less (c) all distributions made to or with respect to the Participant pursuant to the Plan that relate to the Participant’s

    Exhibit 10.7

Employee Equity Account. The Employee Equity Account Balance shall be denominated in Stock Units.
(ab)“Employee Equity Award” shall mean, for any Plan Year, an award that has or will be made to a Participant under the Equity Plan as compensation for service as an Employee for such Plan Year and that is in the form of Stock Units or other similar awards. An Employee Equity Award for purposes of the Plan shall not include stock options or stock appreciation rights. The Administrator may determine that only certain Employee Equity Awards are eligible to be deferred under the Plan.
(ac)“Employer(s)” shall mean the Company and any of its Affiliates (now in existence or hereafter formed or acquired) that have been selected by the Administrator to participate in the Plan and have adopted the Plan as an “Employer.” The Employers as of the Effective Date are set forth in Exhibit A hereof.
(ad)“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.
(ae)“Equity Plan” shall mean the then current incentive compensation plan that is maintained by the Company or any of its Affiliates and that provides for grants of equity or equity-based compensation, including restricted stock, restricted stock units and deferred stock units. As of the Effective Date, the Equity Plan shall mean the Vestis Corporation 2023 Long-Term Incentive Plan, as the same may be amended from time to time.
(af)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(ag)“Fair Market Value” of a share of Common Stock shall mean, with respect to a Participant’s Employee Equity Award or Director Equity Award as of a given date, the value determined in accordance with the terms of the Equity Plan pursuant to which the Employee Equity Award or Director Equity Award is granted.
(ah)Fiscal Year 2026” means the Company’s fiscal year beginning October 4, 2025.
(ai)“Fiscal Year Compensation” shall mean compensation that otherwise may be deferred under the Plan that relates to a period of service (other than the Plan Year or a calendar year) that is coextensive with one or more consecutive tax years of the Company, of which no amount is paid or payable during the Company’s tax year or years constituting the period of service. For the avoidance of doubt, in no event shall Base Salary be considered Fiscal Year Compensation.
(aj)“Initial Deferral Election” shall mean, in the case of an Eligible Employee or a Non-Employee Director who first becomes eligible to participate in the Plan after the first day of a Plan Year (as determined by the Administrator in accordance with Section 409A), a Deferral Election relating to the remainder of the Plan Year in which such individual first becomes eligible to participate in the Plan and that is made by the Participant (and accepted by the Administrator) within the first thirty (30) days (or such shorter period specified by the Administrator in its sole discretion) following such individual’s initial eligibility. For the avoidance of doubt, an individual’s eligibility for

    Exhibit 10.7

participation will be determined separately with respect to eligibility as an Employee and with respect to eligibility as a Non-Employee Director.
(ak)“Measurement Fund” shall mean the hypothetical investment fund or funds selected by the Administrator from time to time in accordance with the terms of the Plan.
(al)“Non-Employee Director” shall mean any member of the Board who is not an employee of the Company or any Affiliate and who is paid through a U.S. payroll.
(am)“Participant” shall mean (a) a Non-Employee Director who is subject to United States income tax or (b) any Eligible Employee and who, in either case (i) elects to participate in the Plan, (ii) files a Deferral Election that is accepted by the Administrator, and (iii) commences participation in the Plan.
(an)“Payment Start Date” shall mean with respect to each Annual Subaccount, the date as of which payments of the Annual Subaccount Balance are to be made based on the Distribution Event applicable to such Annual Subaccount, as determined in accordance with the following: (i) if the Participant’s death occurs prior to complete distribution of an Annual Subaccount, the entire then remaining Annual Subaccount Balance, determined as of the date of death, will be distributed in accordance with subsection 5.4, (ii) the Payment Start Date with respect to any Annual Subaccount for which the Distribution Event is a specified date, the month of February immediately following the year in which the elected Distribution Event occurs, and (iii) the Payment Start Date with respect to any Annual Subaccount for which the Distribution Event is Termination of Service shall be the first day of the seventh month following the Participant’s Termination of Service.
(ao)“Performance Deferral Election” means a Deferral Election made pursuant to paragraph 3.3(b).
(ap)“Plan” shall mean this Vestis Corporation Deferred Compensation Plan, as amended from time to time.
(aq)“Plan Year” shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.
(ar)“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.
(as)“Section 409A” shall mean Section 409A of the Code and all regulations and applicable guidance issued thereunder.
(at)“Securities Act” shall mean the Securities Act of 1933, as amended.
(au)“Stock Unit” shall mean a notational unit representing the right to receive a share of Common Stock in the future. As of any date, a Stock Unit shall have a value equal to the Fair Market Value of a share of Common Stock.
(av)“Subaccount” means a Subaccount established for recordkeeping purposes under a Participant’s Accounts.

    Exhibit 10.7

(aw)“Termination of Service” shall mean the severing of the Participant’s employment with the Company and all Affiliates, or service as a director, voluntarily or involuntarily for any reason (including death or disability), as determined by the Administrator that, in either case, constitutes a “separation from service” and “termination of employment” within the meaning of Section 409A of the Code without application of any alternative levels of reductions of bona fide services permitted thereunder.
(ax)“Vesting Date” is defined in subsection 3.8.
1.3.Source of Benefit Payments. Benefits payable under the Plan by any Employer will be paid from the general revenues and assets of such Employer and no Employer will be required to set up a funded reserve or otherwise set aside specific funds for the payment of its obligations under the Plan. None of the individuals entitled to benefits under the Plan will have any claim on, or any beneficial ownership interest in, any assets of any Employer, and any rights of such individuals under the Plan will constitute unsecured contractual rights only.
SECTION 2PARTICIPATION
2.1Eligibility for Participation. Participation in the Plan shall be limited to (a) Non-Employee Directors and (b) Eligible Employees. Non-Employee Directors shall be automatically eligible to participate in the Plan subject to the terms and conditions hereof. The Administrator shall select the group of Eligible Employees for any Plan Year.
2.2Enrollment Requirements. As a condition to participation in the Plan for a Plan Year, each Eligible Employee or Non-Employee Director shall make an effective Deferral Election in accordance with procedures established by the Administrator. In addition, the Administrator shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.
2.3Commencement of Participation. If an Eligible Employee or Non-Employee Director has met all enrollment requirements set forth in the Plan and required by the Administrator, including returning all required documents to the Administrator within the specified time periods, that Eligible Employee or Non-Employee Director shall commence participation in the Plan on the day on which his or her Deferral Election first becomes effective in accordance with the terms of the Plan.
2.4Restricted Participation. During any period that a Participant continues in the employ or service of an Employer or an Affiliate but is not an Eligible Employee or Non-Employee Director, the Participant, or in the event of his death, his beneficiary, will be considered and treated as a Participant in the Plan to the extent of the balance in his or her Accounts (but not for purposes of deferrals as set forth in Section 3).
SECTION 3DEFERRALS
3.1Deferral Elections.
(a)Generally. Subject to the terms and conditions set forth herein and such terms and conditions as the Administrator may determine, for any Plan Year an eligible Participant may elect to defer Base Salary, Bonus, Non-Employee Directors’ Fees, Director Equity Awards (including Conversion Equity Awards) and Employee Equity

    Exhibit 10.7

Awards, as applicable, by timely making a Deferral Election that is accepted by the Administrator. To the extent that a Director Equity Award provides, by its terms, for a deferral of payment or settlement past the vesting date applicable thereto and except as otherwise provided in the award, the Non-Employee Director shall be deemed to have elected to defer under the Plan that portion of the Director Equity Award that is deferred pursuant to the terms of the award. Subject to the terms and conditions herein, once a Participant’s Deferral Election has become irrevocable hereunder or pursuant to the terms of the Deferral Election, the Deferral Election shall apply for the Plan Year or other period to which it applies unless modified in accordance with the terms and conditions of the Plan and rules established by the Administrator or upon the Participant’s Termination of Service. Notwithstanding any other provision of the Plan, compensation eligible to be deferred under the Plan will only be deferred pursuant to a Participant’s Deferral Election to the extent a Participant elects to defer compensation paid from the U.S. payroll of the Company or another Employer.
(b)Deferral Elections for Fiscal Year Compensation. Notwithstanding the foregoing or any other provision of the Plan (other than the provisions of paragraph 3.2(b)), the Administrator may, but shall not be obligated to, permit eligible Employees and Non-Employee Directors to make Deferral Elections with respect to Fiscal Year Compensation in accordance with the timing rules of Section 409A. In such event and with respect to the Fiscal Year Compensation to which the Deferral Election relates, the provisions of the Plan relating to the Deferral Election shall be applied on the basis of the applicable fiscal year rather than the Plan Year.
3.2Cash Deferrals – Base Salary and/or Non-Employee Directors’ Fees.
(a)General Rules. Subject to any terms and conditions imposed by the Administrator or as otherwise provided in the Plan, a Deferral Election with respect to Base Salary and/or Non-Employee Directors’ Fees attributable to services performed in any Plan Year shall be effective only if the Deferral Election is made and effective no later than December 31 of the year immediately preceding the Plan Year (or such earlier date specified by the Administrator in its sole discretion), and accepted by the Administrator effective prior to the first day of the Plan Year to which it relates. With respect to an Eligible Employee or Non-Employee Director who first becomes eligible to participate in the Plan in such capacity, as applicable, on or after the first day of a Plan Year (determined by the Administrator in accordance with Section 409A), the Administrator may permit an Initial Deferral Election to be made with respect to the Eligible Employee’s Base Salary and/or the Non-Employee Director’s Non-Employee Directors’ Fees, as applicable, payable for the remainder of the Plan Year, which Initial Deferral Election shall be made within thirty (30) days (or such shorter period specified by the Administrator in its sole discretion) after the date on which the Eligible Employee or Non-Employee Director first becomes eligible to participate in the Plan in such capacity, as applicable; provided, however, that any election made pursuant to this provision shall apply only with respect to compensation paid for services to be performed after the date on which the Initial Deferral Election becomes irrevocable. If no Deferral Election is timely made for a Plan Year (or portion thereof) in accordance with this paragraph 3.2 (a), the Participant’s Annual Deferral Amount with respect to Base Salary or Non-Employee Directors’ Fees, as applicable, shall be zero for that Plan Year (or portion thereof).

    Exhibit 10.7

(b)Conversion Equity Awards for Fiscal Year 2026. Notwithstanding the provisions of paragraph 3.2(a), with respect to Non-Employee Directors’ Fees payable for Fiscal Year 2026, a Non-Employee Director’s election to receive such Non-Employee Directors’ Fees in the form of a Conversion Equity Award shall be made no later than the last day of the Company’s fiscal year ending prior to Fiscal Year 2026. A Non-Employee Director’s election to receive a Conversion Equity Award for any fiscal year commencing after Fiscal Year 2026 shall be made in accordance with the provisions of paragraph 3.2(a) (or paragraph 3.1(b) if permitted by the Administrator) and the other terms and conditions of the Plan.
3.3Cash Deferrals – Bonus.
(a)General Rules. Subject to any terms and conditions imposed by the Administrator, a Deferral Election with respect to a Bonus attributable to services performed in any Plan Year shall be effective only if the Deferral Election is made and effective no later than December 31 of the year immediately preceding the Plan Year (or such earlier date specified by the Administrator in its sole discretion), and accepted by the Administrator effective prior to the first day of the Plan Year to which it relates. With respect to an Eligible Employee or Non-Employee Director who first becomes eligible to participate in the Plan in such capacity, as applicable, on or after the first day of a Plan Year (determined by the Administrator in accordance with Section 409A), the Administrator may permit an Initial Deferral Election to be made with respect to the Bonus payable to or with respect to the Employee or Non-Employee Director for the remainder of such Plan Year within thirty (30) days (or such shorter period specified by the Administrator in its sole discretion) after the date on which the Eligible Employee or Non-Employee Director becomes eligible to participate in the Plan in such capacity, as applicable; provided, however, that an Initial Deferral Election shall apply only with respect to compensation paid for services to be performed after the date on which the Initial Deferral Election becomes irrevocable. If no Deferral Election is timely made for a Plan Year (or portion thereof) in accordance with this paragraph 3.3(a), the Annual Deferral Amount with respect to an Employee’s or Non-Employee Director’s Bonus shall be zero for that Plan Year (or portion thereof).
(b)Performance-Based Compensation. Notwithstanding the provisions of paragraph 3.3(a), the Administrator may permit a Performance Deferral Election with respect to a Bonus that satisfies the requirements of performance-based compensation for purposes of Section 409A to be filed after the first day of the Plan Year to which the compensation relates and no later than the date that is at least six (6) months before the end of the performance period to which the performance-based compensation relates (or such earlier date specified by the Administrator in its sole discretion). A Performance Deferral Election may only be filed by a Participant who has continuously performed services for the Company and its Affiliates from the later of (i) the beginning of the applicable performance period or (ii) the date on which the performance criteria relating to the performance-based compensation were established through the date on which the Performance Deferral Election becomes irrevocable and a Performance Deferral Election may not be made after the applicable performance-based compensation has become readily ascertainable (as determined in accordance with Section 409A).
3.4Employee Equity Awards. Subject to any terms and conditions imposed by the Administrator, an election to defer an Employee Equity Award shall be effective only if the Deferral Election is made and effective no later than December 31 of the year immediately

    Exhibit 10.7

preceding the Plan Year in which such Employee Equity Award is granted (or such earlier date specified by the Administrator in its sole discretion), and accepted by the Administrator effective prior to the to the first day of the Plan Year to which it relates. With respect to an Eligible Employee who first becomes eligible to participate in the Plan as an Eligible Employee on or after the first day of a Plan Year (determined by the Administrator in accordance with Section 409A), the Administrator may permit an Initial Deferral Election to be made with respect to any Employee Equity Awards to be granted to or with respect to the Employee for the remainder of such Plan Year, which Initial Deferral Election shall be made within thirty (30) days (or such shorter period determined by the Administrator in its sole discretion) after the date on which the Eligible Employee first becomes eligible to participate in the Plan; provided, however, that an Initial Deferral Election shall apply only with respect to compensation paid for services to be performed as an Employee after the date the Deferral Election becomes irrevocable. A Deferral Election with respect to an Employee Equity Award for any year must cover the entire Employee Equity Award and shall be converted to Stock Units (if not already denominated as such) prior to allocation to the Participant’s Employee Equity Account in accordance with Section 4.
3.5Director Equity Awards. Subject to any terms and conditions imposed by the Administrator, an election to defer a Director Equity Award (including an election to receive a Conversion Equity Award) shall be effective only if the Deferral Election is made and effective no later than December 31 of the year immediately preceding the Plan Year in which such Director Equity Award is granted (or such earlier date determined by the Administrator in its sole discretion), and accepted by the Administrator effective prior to the first day of the Plan Year. Notwithstanding the foregoing, an election with respect to a Conversion Equity Award that is made pursuant to paragraph 3.2(b) (or otherwise on the basis of a fiscal year), the foregoing provisions of this subsection 3.5 shall be applied on the basis of the applicable fiscal year rather than the Plan Year. With respect to a Non-Employee Director who first becomes eligible to participate in the Plan as a Non-Employee Director on or after the first day of a Plan Year (determined by the Administrator in accordance with Section 409A), the Administrator may permit an Initial Deferral Election to be made within thirty (30) days (or such shorter period determined by the Administrator in its sole discretion) after the date on which the Non-Employee Director becomes eligible to participate in the Plan as a Non-Employee Director; provided, however, that an Initial Deferral Election shall apply only with respect to compensation paid for services as a Non-Employee Director for services to be performed after the Deferral Election becomes irrevocable. A Deferral Election with respect to a Director Equity Award must cover the entire Director Equity Award which shall be converted to Stock Units (if not already denominated as such) prior to allocation to the Director Equity Account in accordance with Section 4.
3.6Dividend Equivalent Units. Dividend Equivalent Units credited under the Plan with respect to Stock Units allocated to the Participant’s Accounts shall be deferred in accordance with the related Stock Units.
3.7Minimum and Maximum Deferrals. For each Plan Year, a Participant may elect to defer (a) as his or her Annual Deferral Amount, no less than 5% or more than 100% of his or her Base Salary, Bonus and/or Non-Employee Directors’ Fees, (b) 100% of each Employee Equity Award, and (c) 100% of each Director Equity Award. The Administrator may impose a lower permitted Annual Deferral Amount, Bonus and/or Non-Employee Directors’ Fees and may unilaterally modify a Participant’s Deferral Election to ensure compliance with applicable tax rules and other required withholding requirements.
3.8Vesting. Vesting in a Participants Account shall be subject to the following:

    Exhibit 10.7

(a)Deferral Account. A Participant shall at all times be 100% vested in his or her Deferral Account.
(b)Employee Equity Account. A Participant shall become vested in the Stock Units credited to his or her Employee Equity Account (including any Stock Units attributed to Dividend Equivalent Units credited to the Account) on the same schedule and in accordance with the same terms that apply to the Employee Equity Award to which the Stock Units credited to the Employee Equity Account relate.
(c)Director Equity Account. A Participant shall become vested in the Stock Units credited to his or her Director Equity Account (including any Stock Units attributable to Dividend Equivalent Units credited to the Account) on the same schedule and in accordance with the same terms that apply to the Director Equity Award to which the Stock Units credited to the Director Equity Account.
In the event that an Employee Equity Award or Director Equity Award that is deferred under the Plan does not vest for any reason (whether due to Termination of Service prior to the applicable vesting date or otherwise, the unvested portion of the balance of the Participant’s Account shall be forfeited at the same time that the related unvested Employee Equity Award or Director Equity Award is otherwise forfeited and the Participant shall have no further rights under or with respect to such forfeited amounts. The date on which Stock Units credited to a Participant’s Accounts vest shall be referred to as the “Vesting Date” with respect to such Stock Units.
SECTION 4ACCOUNTS AND ACCOUNTING
4.1Establishment of Accounts. Solely for recordkeeping purposes and to the extent applicable, the Administrator shall establish a Deferral Account, an Employee Equity Account and a Director Equity Account for each Participant and Annual Subaccounts under each such Account. A Participant’s Annual Subaccounts shall be credited with the deferrals made by him or her or on his or her behalf and shall be credited (or charged, as the case may be) with hypothetical or deemed investment earnings and losses, and shall be charged with distributions made to or with respect to him or her, all as set forth in this Section 4 and the other terms and conditions of the Plan.
4.2Annual Deferral Amounts. For each Plan Year, the amount of a Participant’s Base Salary, Bonus and/or Directors’ Fees portion of the Annual Deferral Amount for the Participant hall be withheld and credited to the Participant’s Annual Subaccount for such Plan Year under the Participant’s Deferral Account as of the date on which Base Salary, Bonus and/or Directors’ Fees, as applicable, would have been paid to the Participant but for the Participant’s Deferral Election.
4.3Employee Equity Awards. A Participant’s Employee Equity Awards deferred under the Plan shall be credited to the Participant’s Annual Subaccount under the Participant’s Employee Equity Account as of the date on which the Employee Equity Award is granted. As of such date, the Participant’s Annual Subaccount shall be credited with that number of Stock Units equal to the aggregate number of Stock Units subject to the Employee Equity Award that are deferred under the Plan. Participants who elect to defer Employee Equity Awards will have no rights as stockholders of the Company with respect to allocations made to their Employee Equity Account other than the right to receive Dividend Equivalent Unit allocations as described in subsection 4.7.

    Exhibit 10.7

4.4Director Equity Awards. A Participant’s Director Equity Award (including a Conversion Equity Award) that is deferred under the Plan shall be credited to the Participant’s Annual Subaccount under the Participant’s Director Equity Account of the date on which the Director Equity Award is granted. As of such date, a Participant’s Director Equity Account shall be credited with that number of Stock Units subject to the Director Equity Award that are deferred under the Plan. Participants who elect to defer Director Equity Awards will have no rights as stockholders of the Company with respect to allocations made to their Director Equity Account other than the right to receive Dividend Equivalent Unit allocations as described in subsection 4.7.
4.5Measurement Funds. The Administrator shall from time to time select types of Measurement Funds and specific Measurement Funds for deemed investment designation by Participants for the purpose of crediting additional amounts to his or her Account Balance. As of the Effective Date, the only Measurement Funds shall be the following:
(a)Moody’s Corporate Baa Bond Index rate as of the month of October for the year preceding the year to which the rate applies. Participants’ Deferral Accounts shall automatically be allocated to this Measurement Fund and no other Accounts shall be allocated to or invested in this Measurement Fund. Amounts payable from this Measurement Fund will be paid in cash.
(b)Company stock index fund. Participants’ Employee Equity Accounts and Director Equity Accounts will be automatically allocated to this Measurement Fund and no other amounts may be allocated to or hypothetically invested in this Measurement Fund. Any investment in this Measurement Fund will be measured solely by the performance of Common Stock (including dividends that will be reinvested). Amounts allocated to this Measurement Fund will be settled in shares of Common Stock offered under the Equity Plan as then in effect (unless otherwise determined by the Administrator). Any payment in the form of shares of Common Stock shall be subject to all requirements of applicable law, the terms of the Equity Plan and the rules of any stock exchange on which the shares of Common Stock are listed.
4.6The Company is under no obligation to acquire or provide any of the Measurement Funds, and any investments actually made by the Company will be made solely in its name and will remain its property.
4.7Crediting or Debiting Method.
(a)Annual Deferrals. The performance of each Measurement Fund, other than the Company stock index fund, either positive or negative will be determined by the Administrator, in its sole discretion, based on the performance of the Measurement Funds themselves. A Participant’s Account Balance and any applicable Subaccounts thereunder shall be credited or debited as frequently as is administratively feasible, but no less often than quarterly, based on the performance of each Measurement Fund, as determined by the Administrator in its sole discretion. As necessary, the Administrator may, in its sole discretion, discontinue, substitute or add a Measurement Fund. The Administrator shall notify the Participants of the types of Measurement Funds and the specific Measurement Funds selected from time to time.
(b)Employee Equity Awards and Non-Employee Directors’ Employee Equity Awards. A Participant’s Employee Equity Account or Director Equity Account will be

    Exhibit 10.7

credited with the number of Stock Units subject to the Employee Equity Award or Director Equity Award deferred pursuant to Section 3 and any Dividend Equivalent Units as described in subsection 4.7.
4.8Dividend Equivalent Units. Dividend Equivalent Units shall be credited to a Participant’s Accounts with respect to Stock Units allocated to a Participant’s Accounts as follows unless otherwise provided by the Administrator:
(a)Stock Dividend. If a Common Stock dividend is paid or distributed with respect to shares of Common Stock, then each of the Participant’s Accounts that is invested in Stock Units will be credited with that number of additional Stock Units (“Dividend Equivalent Units”) equal to (i) the number of shares of Common Stock paid or distributed in the dividend with respect to a share of Common Stock, multiplied by(ii) the number of Stock Units (including previously credited Dividend Equivalent Units) allocated to the Participant’s Accounts as of the dividend payment date.
(b)Non-Stock Dividends. If a cash dividend is paid or distributed with respect to shares of Common Stock, then each of the Participant’s Accounts that is invested in Stock Units will be credited with that number of additional Stock Units (“Dividend Equivalent Units”) equal to (i)(A) the dollar amount of the cash dividend paid or distributed with respect to a share of Common Stock, divided by (B) the Fair Market Value of a share of Common Stock as of the dividend payment date, multiplied by (ii) the number of Stock Units (including previously credited Dividend Equivalent Units) allocated to the Participant’s Accounts as of the dividend payment date.
4.9Distributions. Any distribution with respect to a Participant’s Account Balance shall be charged to the appropriate Account or applicable Annual Subaccount thereunder as of the date such payment is made from the Account or Annual Subaccount in accordance with the terms of the Plan.
4.10No Actual Investment. Notwithstanding any other provision of the Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant’s election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant’s Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund, In the event that any Employer, in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant’s Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Employer; the Participant shall at all times remain an unsecured creditor of the Employers.
SECTION 5DISTRIBUTIONS
5.1Distribution of Benefits. A Participant shall receive distribution of his or her unpaid Account Balance in accordance with the provisions of this Section 5.
5.2Deferral Account. Distribution of a Participant’s unpaid balance in each of his or her Annual Subaccounts under his or her Deferral Account shall be distributed (or begin to be distributed) as of the Payment Start Date with respect to applicable Annual Subaccount (a) in a lump sum payment or (b) pursuant to an Annual Installment Method as elected by the Participant

    Exhibit 10.7

in his or her Deferral Election. If the Participant fails to make an election with respect to the form of payment of his or her Annual Subaccount for a Plan Year, then the Annual Subaccount balance shall be payable in a lump sum as of the Payment Start Date with respect to such Annual Subaccount. The provisions of this subsection 5.2 shall not apply to any portion of a Participant’s Employee Equity Account or Director Equity Account.
5.3Employee Equity Account and Director Equity Account. Distribution of a Participant’s unpaid portion of each of his or her Annual Subaccounts under his or her Employee Equity Account or Director Equity Account, shall be distributed as of the Payment Start Date in a lump sum payment.
5.4Death Benefits. In the event that the Participant dies prior to full payment or settlement of his or her Account, the entire Account Balance shall be paid to the Participant’s beneficiary in a lump sum upon the Participant’s death without regard to any Deferral Election. The lump sum payment shall be made no later than the later of (a) December 31 of the calendar year during which the Participant’s death occurs or (b) within ninety (90) days after the Participant’s death occurs. In no event shall the beneficiary be permitted to elect the year of distribution. Payments shall be in the same form (cash or stock) as would have applied to the Participant.
5.5Stock Distributions. All Account Balance distributions from a Participant’s Employee Equity Account and Director Equity Account shall be in the form of whole shares of Common Stock equal to the number of whole Stock Units credited to the Participant’s Employee Equity Account or Director Equity Account, as applicable. Distributions in respect of fractional Stock Units shall be made in cash.
SECTION 6TERMINATION, AMENDMENT OR MODIFICATION
6.1Termination With Respect to Account Balances. The Plan shall not terminate with respect to Account Balances and any Employers, except in a manner that complies with Section 409A. Upon a termination of the Plan with respect to Account Balances that complies with Section 409A, each Participant shall be entitled to receive his or her Account Balance in a lump sum payment in accordance with the payment schedule determined by the Administrator upon termination in accordance with Section 409A. During the period of time between the date the Plan is terminated with respect to Account Balances and the date of such payment, Account Balance distributions that otherwise would be made pursuant to the Plan shall be made without regard to such termination.
6.2Amendment. The Company may, at any time, amend or modify the Plan in whole or in part by the action of the Board, the Committee or persons or person authorized by the Board or the Committee; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant’s Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Service as of the effective date of the amendment or modification.
6.3Effect of Payment. The full payment of the applicable benefit under the Plan shall completely discharge all obligations to a Participant and his or her designated beneficiaries under the Plan.
SECTION 7ADMINISTRATION

    Exhibit 10.7

7.1Administrator Duties. The Administrator shall conduct the general administration of the Plan in accordance with the Plan and shall have all the necessary power and authority to carry out that function. Any individual serving as the Administrator (or a committee that constitutes the Administrator) who is a Participant shall not vote or act on any matter relating solely to himself or herself. Among the Administrator’s necessary powers and duties (in addition to those set forth elsewhere in the Plan) are the following:
(a)Except to the extent provided otherwise by the terms of the Plan, to delegate all or part of its function as Administrator to others and to revoke any such delegation.
(b)To conclusively determine all questions arising under the Plan, including the power to determine the eligibility of Participants (as otherwise set forth herein) and the rights of Participants and other persons entitled to benefits under the Plan and their respective benefits except as otherwise set forth in the Plan, and to remedy any ambiguities, inconsistencies or omissions of whatever kind; to determine the amounts and time of payment of benefits, to take any actions necessary to assure timely payment of benefits under the Plan.
(c)To select and engage attorneys, accountants, actuaries, trustees, appraisers, brokers, consultants, administrators, physicians or other persons to render service or advice with regard to any responsibility the Administrator has under the Plan, or otherwise, to designate such persons to carry out fiduciary responsibilities (other than trustee responsibilities) under the Plan, and (with the Committee, the Employers and their officers, directors, trustees and Employees) to rely upon the advice, opinions or valuations of any such persons, to the extent permitted by law, being fully protected in acting or relying thereon in good faith; provided, however, that with respect to any Participant who is then subject to Section 16 of the Exchange Act, any function of the Administrator under the Plan relating to such Participant shall be performed solely by the Committee, if and to the extent required to ensure the availability of an exemption under Section 16 of the Exchange Act for any transaction relating to such Participant under the Plan.
(d)To conclusively interpret the Plan for purpose of the administration and application of the Plan, in a manner consistent with the Plan or applicable law and to amend or revoke any such interpretation.
(e)To establish a claims procedure.
(f)To generally operate and administer the Plan in all matters except as otherwise provided herein.
7.2Binding Effect of Decisions. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan, Section 409A and applicable guidance issued thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan. No benefits shall be paid to any person unless the Administrator determines that such person is entitled thereto under the terms of the Plan.
7.3Employer Information. To enable the Administrator to perform its functions, each Employer shall supply full and timely information to the Administrator on all matters relating to

    Exhibit 10.7

the compensation of its Participants, the date and circumstances of the Termination of Service of its Participants (including death), and such other pertinent information as the Administrator may reasonably require.
7.4Compliance with Section 16; Equity Plan Controls. Notwithstanding any other provision of the Plan or any rule, instruction, Deferral Election, the Plan and any such rule, instruction or form shall be subject to any additional conditions or limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, such provision, rule, instruction or form shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. In order to ensure compliance with all applicable laws, the Administrator, in its discretion, may require that any transactions by any Participant related to Common Stock must be pre-approved by the Committee. Notwithstanding any other provision of the Plan to the contrary, the terms of any Employee Equity Awards and Director Equity Awards deferred under the Plan shall be subject to the terms and conditions of the Equity Plan (including provisions relating to administration and adjustment thereof). Without limiting the generality of the foregoing, in the case of any award that is made under the Equity Plan and deferred under the Plan, any adjustments to such award as deferred under the Plan shall be made in accordance with the Equity Plan under which the award was made.
SECTION 8MISCELLANEOUS
8.1Status of Plan. The Plan as applied to employees is intended to be a plan that is not qualified within the meaning of Section 401(a) of the Code and that is “unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ER1SA. The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.
8.2Unsecured General Creditor. Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of any Employer. For purposes of the payment of benefits under the Plan, any and all of an Employer’s assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.
8.3Source of Benefits. The amount of any benefit payable under the Plan will be paid from the general revenues of the Employer with respect to whose former employee the benefit is payable. Benefits for Non-Employee Directors shall be paid from the general revenues of the Company. Subject to the foregoing, if a Participant has been employed by more than one Employer, the portion of the Plan benefit payable by each such Employer shall be equal to the portion of the Participant’s Account Balance that is attributable to the reduction of his or her compensation from that Employer that is made pursuant to his or her Deferral Election or that is otherwise attributable to the contributions by that Employer. An Employer’s obligation under the Plan shall be reduced to the extent that any amounts due under the Plan are paid from one or more trusts, the assets of which are subject to the claims of the general creditors of the Employer or any affiliate thereof, or from an insurance policy owned by the Employer; provided, however, that nothing in the Plan shall require the Company or any Employer to establish any trust to provide benefits under the Plan or to purchase an insurance policy. No employee or other individual entitled to benefits under the Plan shall have any right, title or interest whatsoever in

    Exhibit 10.7

any assets of the Company, any of the other Employers or any Affiliate or to any investment reserves, accounts or funds that the Company or any other Employer may purchase, establish or accumulate to aid in providing the benefits under the Plan, including any investment in any Measurement Fund. Any Common Stock that is distributed or issued pursuant to the Plan with respect to amounts credited to a Participant’s Employee Equity Account or Director Stock Account shall be deemed to have originated and shall be counted against the number of shares reserved, under the Equity Plan under which the corresponding Employee Equity Award was granted.
8.4Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, that are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency. Notwithstanding the foregoing, the Administrator is authorized to make any payments directed by court order in any action in which the Plan or the Administrator has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant’s benefits under the Plan in connection with a property settlement or otherwise, the Administrator, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse’s or former spouse’s interest in the Participant’s benefits under the Plan to that spouse or former spouse.
8.5Tax Withholding. Each Employer may withhold or cause to be withheld from any amounts otherwise due to the Participant or subject to a deferral election under the Plan or any payment of benefits made pursuant to the Plan any taxes required to be withheld and such sum as the Employer may reasonably estimate to be necessary to cover any taxes for which the Employer may be liable and that may be assessed with regard to such deferrals or payments under the Plan. Notwithstanding the foregoing, withholding of amounts otherwise subject to a deferral election (or otherwise deferred under the Plan) shall be limited to (a) the amount required to pay the tax imposed by the Federal Insurance Contributions Act (“FICA”) under Sections 3101, 3121(a) and 3121(v) of the Code on compensation deferred under the Plan (the “FICA Amount”), and (b) income tax imposed under Section 3401 of the Code or the corresponding withholding provisions of applicable state, local or foreign tax laws as a result of the payment of the FICA Amount and to pay the additional income tax attributable to the pyramiding of wages under Section 3401 and taxes. Notwithstanding the foregoing, the total amount of withholding pursuant to the preceding sentence shall not exceed the aggregate FICA Amount and the income tax withholding related to such FICA Amount.
8.6Coordination with Other Benefits. The benefits provided for a Participant and Participant’s beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant’s Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.
8.7Compliance. A Participant shall have no right to receive payment with respect to the Participant’s Account Balance until all legal and contractual obligations of the Employers relating to establishment of the Plan and the making of such payments shall have been complied

    Exhibit 10.7

with in full. In addition, the Company shall impose such restrictions on Common Stock delivered to a Participant hereunder and any other interest constituting a security as it may deem advisable in order to comply with the Securities Act, the requirements of the New York Stock Exchange or any other stock exchange or automated quotation system upon which the Common Stock is then listed or quoted, any state securities laws applicable to such a transfer, any provision of the Company’s Sections of Incorporation or Bylaws, or any other applicable law or applicable regulation.
8.8Not a Contract of Employment or Continued Service. The terms and conditions of the Plan shall not be deemed to constitute a contract of employment or continued service between any Employer and the Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.
8.9Furnishing Information. A Participant or his or her beneficiary will cooperate with the Administrator by furnishing any and all information requested by the Administrator and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Administrator may deem necessary.
8.10Governing Law. Subject to ERISA and federal law (or state securities laws), the provisions of the Plan shall be construed and interpreted according to the internal laws of the State of Georgia without regard to its conflicts of laws principles.
8.11Notice. Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the Company at its principal corporate offices, to the attention of the Company’s General Counsel. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.
8.12Successors. The provisions of the Plan shall bind and inure to the benefit of the Employers and their respective successors and assigns and the Participant and the Participant’s designated beneficiaries.
8.13Validity. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.
8.14Incompetent. If the Administrator determines in its discretion that a benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person’s property, the Administrator may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant’s beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

    Exhibit 10.7

8.15Action by Employers. Any action required or permitted to be taken under the Plan by any Employer shall be taken by appropriate action of its applicable governing body (such as its board of directors, general partner, board of trustees, management committee) or an authorized committee thereof, or by a person or persons authorized by the governing body or committee, as applicable.
8.16Supplements. The provisions of the Plan as applied to any Employer or to any group of employees of any Employer may, with the consent of Administrator, be modified or supplemented from time to time by the adoption of one or more Supplements. Each Supplement shall form a part of the Plan as of the Supplement’s effective date. In the event of any inconsistency between a Supplement and the Plan document, the terms of the Supplement shall govern.
8.17Special Section 409A Provisions. It is intended that the Plan comply with the provisions of section 409A of the Code and all provisions of the Plan shall be construed and interpreted in accordance with the requirements of section 409A of the Code and applicable guidance thereunder. Notwithstanding any other provision of this Plan to the contrary, if any payment or benefit hereunder is subject to section 409A of the Code, and if such payment or benefit is to be paid or provided on account of the Participant’s termination of employment (or other separation from service):
(a)and if the Participant is a specified employee (within the meaning of section 409A(a)(2)(B) of the Code) and if any such payment or benefit is required to be made or provided prior to the first day of the seventh month following the Participant’s separation from service or termination of employment, such payment or benefit shall be delayed until the first day of the seventh month following the Participant’s termination of employment or separation from service (or, if earlier, on death); and
(b)the determination as to whether the Participant has had a termination of employment (or separation from service) shall be made in accordance with the provisions of section 409A of the Code and the guidance issued thereunder without application of any alternative levels of reductions of bona fide services permitted thereunder.

Exhibit 10.7
EXHIBIT A
EMPLOYERS
•Vestis Corporation

780065375.4